UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Aqua America, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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Aqua America, Inc.

AquaAmerica.com

762 W. Lancaster Avenue

Bryn Mawr, PA 19010

April 20, 2015

Dear Fellow Shareholder:

You recently received proxy materials in connection with the annual meeting of shareholders of Aqua America, Inc. (the “Company”). According to our latest records, your PROXY VOTE for this meeting HAS NOT YET BEEN RECEIVED. Please Vote Today.

Your Board of Directors recommends that you vote

•	“FOR” each of the director nominees to the Board of Directors;

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015;

•	“FOR” the approval of the Company’s executive compensation programs;

•	“AGAINST” the shareholder proposal requesting that the Board of Directors create a comprehensive policy articulating the Company’s respect for and commitment to the human right to water;

•	“AGAINST” the shareholder proposal requesting that the Board of Directors create a comprehensive policy that will require shareholder approval for certain future retirement benefits for executive officers;

Due to a change in New York Stock Exchange rules, stockbrokers, banks and other nominees who hold shares for you are no longer allowed to vote your shares on any of the proposals described above other than the ratification of the appointment of the independent auditors unless they have received your specific voting instructions. Regardless of the number of shares you own, it is important that you vote so that your shares are represented at the Annual Meeting.

Your vote is important to us, and we need your support.

Electronic voting is available to you. The voting process is quick, easy and free.

•	VOTE VIA THE INTERNET: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow on the enclosed proxy form ready and follow the instructions.

•	VOTE BY TOUCHTONE PHONE: You may cast your vote by calling the toll-free number on the enclosed proxy form. Please follow the instructions on your proxy form to cast your vote.

•	VOTE BY MAIL: You may also cast your vote by mail. Simply sign, date and mail the enclosed proxy form in the postage-prepaid return envelope provided.

Even if you plan to attend the meeting, please vote your shares now so that your vote can be counted without delay. Thank you in advance for your support and for acting promptly.

On behalf of your Board of Directors,

Nicholas DeBenedictis

Chairman and President

762 W. Lancaster Avenue, Bryn Mawr, PA, 19010   •   610.525.1400   •   AquaAmerica.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/08/15 FOR AQUA AMERICA, INC.

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM         ** I **

- PROXY STATEMENT             - ANNUAL REPORT

AQUA AMERICA, INC. ANNUAL MEETING TO BE HELD ON 05/08/15 AT 08:30 A.M. EDT
FOR HOLDERS AS OF 03/09/15 * ISSUER CONFIRMATION COPY - INFO ONLY *
2	1-0001	THIS FORM IS PROVIDED FOR INFORNATIONAL	2 -I -S
PURPOSES ONLY. PLEASE DO NOT USE IT FOR
VOTING PURPOSES.

		03836W103						FOR ALL NOMlNEES

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES						0010100		WITHHOLD ALL NOMINEES
1.	-	01-NICHOLAS DEBENEDICTIS,02-MICHAEL L. BROWNE,03-RICHARD H. GLANTON, 04-LON R. GREENBERG,05-WILLIAM P. HANKOWSKY,06-WENDELL F. HOLLAND, 07-ELLEN T. RUFF						WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

								USE NUMBER ONLY

								FOR	AGN	ABS
	2.	-	TO CONSIDER AND TAKE ACTION ON THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE 2015 FISCAL YEAR.	------------->>>	FOR 0010200	--->>>	2.	☐	☐	☐	2
								FOR	AGN	ABS	03836W103
	3.	*-	TO CONSIDER AND TAKE ACTION ON AN ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM.	-->>>	FOR 0029440	--->>>	3.	☐	☐	☐

			THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “AGAINST” THE FOLLOWING PROPOSALS								PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

								FOR	AGN	ABS
	4.	*-	TO CONSIDER AND TAKE ACTION ON A SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS CREATE A COMPREHENSIVE POLICY ARTICULATING THE COMPANY’S RESPECT FOR AND COMMITMENT TO THE HUMAN RIGHT TO WATER, IF PROPERLY PRESENTED AT THE MEETING.	-->>>	AGN 0061214	--->>>	4.	☐	☐	☐
											51 MERCEDES WAY
								FOR	AGN	ABS	EDGEWOOD NY 11717
	5.	*-	TO CONSIDER AND TAKE ACTION ON A SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS CREATE A POLICY IN WHICH THE BOARD OF DIRECTORS SEEK SHAREHOLDER APPROVAL OF ANY FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES, IF PROPERLY PRESENTED AT THE MEETING.	-->>>	AGN 0060200	--->>>	5.	☐	☐	☐
			*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.								AQUA AMERICA, INC. ATTN: BRIAN DINGERDISSEN 762 WEST LANCASTER AVENUE BRYN MAWR, PA 19010

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